UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Novus Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on July 11, 2019 for Novus Therapeutics, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/Nvus. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one by following the instructions below. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before June 26, 2019. You may also request paper or e-mail copies of the proxy materials for all future meetings. Printed or emailed materials may be requested by one of the following methods: INTERNET www.investorelections.com/Nvus You must use the 12 digit control number located in the shaded gray box below. TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following. The Board of Directors recommends that you vote “FOR” the following, and “3 YEARS” on proposal 6. 2. Ratification of the appointment of Ernst & Young LLP as our Independent registered public accounting firm for the fiscal year ending December 31, 2019. 1. Election of Directors Nominees 01 Keith A. Katkin 02 John S. McBride Date: July 11, 2019 Time: 1:00 P.M. PDT Place: The Island Hotel, 690 Newport Center Drive, Newport Beach, CA, 92660 Company Notice of Annual Meeting Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report For a Convenient Way to View Proxy Materials and VOTE Online go to: www.proxydocs.com/Nvus Vote In-Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at our 2019 Annual Meeting. In order to attend the meeting and vote in-person, you will need to bring photo identification and proof of ownership as of the record date, May 13, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 13, 2018 for Novus Therapeutics, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/Nvus. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2018 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 29, 2018. For a Convenient Way to vIEW Proxy Materials _ and _ vOTE Online go to: www.proxydocs.com/NvuS Proxy Materials Available to view or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: TELEPHONE (866) 648-8133 *E-MAIL www.investorelections.com/NvuS INTERNET paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number (located below) in the subject line. No otherlocated in the shaded gray box below. requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOuNT NO. SHARES Company Notice of Annual Meeting Date: June 13, 2018 Time: 1:00 P.M. PST Place: The Island Hotel, 690 Newport Center Drive, Newport Beach, CA, 92660 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following. 1. Election of Directors Nominees 01 Erez Chimovits 02 Cheryl L. Cohen The Board of Directors recommends that you vote “FOR” the following, and “3 YEARS” on proposal 6. 2. Ratification of the appointment of Ernst & Young LLP as our Independent registered public accounting firm for the fiscal year ending December 31, 2018.